NVIT Investor Destinations Managed Growth & Income Fund Summary Prospectus April 30, 2014

Class I     /     Class II

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. This Summary Prospectus is intended for use in connection with variable insurance contracts, and is not intended for use by other investors. The Fund’s Prospectus and Statement of Additional Information, both dated April 30, 2014, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to nationwide.com/mutualfundsnvit, email a request to web_help@nationwide.com or call 800-848-0920, or ask any variable insurance contract provider who offers shares of the Fund as an underlying investment option in its products.

Objective

The NVIT Investor Destinations Managed Growth & Income Fund (“Investor Destinations Managed Growth & Income Fund” or the “Fund”) seeks a high level of total return through investment in both equity and fixed-income securities, consistent with preservation of capital.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class I Shares	Class II Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%	0.15%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.34%	0.34%
Acquired Fund Fees and Expenses	0.29%	0.29%
Total Annual Fund Operating Expenses	0.78%	1.03%
Fee Waiver/Expense Reimbursement[1]	(0.19)%	(0.19)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.59%	0.84%

1	Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.15% (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses and certain other expenses) for all share classes until at least April 30, 2015. The expense limitation agreement may be changed or eliminated at any time but only with the consent of the Board of Trustees of the Trust. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses.

NSP-ID-MGI 4/14

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Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I shares	$60	$230	$415	$948
Class II shares	86	309	550	1,242

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the period from the Fund’s inception on May 1, 2013 through the fiscal year ended December 31, 2013, the Fund’s portfolio turnover rate was 1.82% of the average value of its portfolio.

Principal Investment Strategies

The Fund consists of two main components. First, a majority of its portfolio (approximately 95% as of the date of the Prospectus), referred to herein as the “Core Sleeve,” operates as a “fund-of-funds” that invests in mutual funds offered by Nationwide Variable Insurance Trust (each, an “Underlying Fund” or collectively, “Underlying Funds”). Each Underlying Fund invests directly in equity or fixed-income securities, as appropriate to its investment objective and strategies. Many Underlying Funds are index funds, which means they seek to match the investment returns of specified stock or bond indexes before the deduction of the Underlying Funds’ expenses. The Core Sleeve also invests in certain Underlying Funds that are not index funds. The remainder of the Fund (approximately 5% as of the date of the Prospectus), referred to herein as the “Volatility Overlay,” invests in short-term fixed-income securities (or Underlying Funds that themselves invest in such securities) or is held in cash. In an attempt to control the volatility of the Fund’s portfolio, the Fund buys and sells stock index futures, which are derivatives. The Fund’s short-term fixed-income securities and cash may be used to meet margin requirements and other obligations on the Fund’s derivative positions. The combination of the Core Sleeve and the Volatility Overlay is intended to result in a single Fund that is designed to offer traditional long-term asset allocation blended with a strategy that seeks to mitigate risk and manage the Fund’s volatility. The Volatility Overlay may not be successful in reducing volatility, and it is possible that the Volatility Overlay may result in losses greater than if the Fund did not implement the Volatility Overlay.

The level of “volatility” of the Fund’s portfolio reflects the degree to which the value of the Fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that the Fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that the Fund’s value is not expected to fluctuate so significantly.

The Fund’s Core Sleeve seeks a high level of total return through investments in both equity and fixed-income securities by investing approximately equal amounts of its assets in Underlying Funds that invest in equity securities, such as common stocks of U.S. and international companies that the investment adviser believes offer opportunities for capital growth, and fixed-income securities (including mortgage-backed securities) in order to generate investment income. Consistent with this investment strategy, as of the date of the Prospectus, the Core Sleeve allocates approximately 50% of its net assets to equity securities (including international stocks and smaller company stocks) and approximately 50% of its net assets to bonds.

Although the amount of the Fund’s assets allocated to the Core Sleeve is approximately 95% as of the date of the Prospectus, this amount may fluctuate within a general range of 90% – 100% of the Fund’s overall portfolio. Similarly, the amount of the Fund’s assets allocated to the Volatility Overlay may fluctuate within a general range of 0% – 10% in inverse correlation with the Core Sleeve, although this amount is approximately 5% as of the date of the Prospectus. The investment adviser generally sells shares of Underlying Funds in order to meet or change target allocations or in response to shareholder redemption activity.

The Volatility Overlay is designed to manage the volatility of the Fund’s portfolio by using stock index futures to hedge against stock market risks and/or to increase or decrease the Fund’s overall exposure to equity markets. The Volatility Overlay also invests in short-term fixed-income securities (or Underlying Funds that themselves invest in such securities) that may be used to meet margin requirements and other obligations of the Fund’s futures positions and/or to reduce the Fund’s overall equity exposure. When volatility is high, the Volatility Overlay will typically seek to decrease the Fund’s equity exposure by holding fewer stock index futures or by taking short positions in stock index futures. A short sale strategy involves the sale by the Fund of securities it does not own with the expectation of purchasing the same securities at a later date at a lower price. When volatility is low or stock market values are rising, the Volatility Overlay may use stock index futures with the intention of maximizing stock market gains. These strategies may expose the Fund to leverage. Therefore, even though the Core Sleeve allocates approximately 50% of its assets to equity investments, the Volatility Overlay will be used to increase or decrease the Fund’s overall equity exposure within a general range of 0% to 65%, depending on market conditions.

Nationwide Fund Advisors (“NFA”) is the investment adviser to the Fund and is also responsible for managing the Core Sleeve’s investment in the Underlying Funds. BlackRock Investment Management, LLC, the Fund’s subadviser, is responsible for managing the Volatility Overlay. The Fund’s volatility management strategy may be adjusted periodically. Any adjustment will likely reflect, among other factors, Nationwide Life’s exposure related to the guaranteed benefits available through its variable annuity contracts and the volatility of the Fund; provided, however, that any such adjustment will be made in the sole judgment of NFA.

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Although the Fund seeks to provide diversification across major asset classes, the Fund is non-diversified as to issuers. This means that it holds securities issued by a small number of issuers (i.e., Underlying Funds), and may invest a significant portion of its assets in any one Underlying Fund.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Volatility Overlay risk – there are certain risks associated with the Volatility Overlay. These risks include that: (1) the Volatility Overlay may not be successful in reducing volatility, and may result in losses; (2) the Volatility Overlay’s managed volatility strategy may prevent you from achieving higher investment returns that may be available by investing in a comparable mutual fund without a similar volatility reduction strategy, and its use of derivatives will increase the Fund’s expenses; (3) the Fund’s use of leverage in order to maximize stock market gains could result in sudden or magnified losses in value. It therefore is possible that the Volatility Overlay could result in losses that are greater than if the Fund did not include the Volatility Overlay; and (4) if the Volatility Overlay does not successfully reduce the Fund’s investment risks, you may lose some or all of the value of your investment.

Management risk – the methods and analyses employed by the Fund’s investment adviser or subadviser, or by an Underlying Fund’s investment adviser or subadvisers, may not produce the desired results and, as a result, the Fund could lose value or underperform.

Fund-of-funds risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds. These risks include that: (1) the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests; (2) the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fails to meet its investment objective, the Fund’s performance could be negatively affected; (3) the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it; (4) the investment adviser’s evaluations and allocation among asset classes and Underlying Funds may be incorrect; (5) the investment adviser may add or delete Underlying Funds, or alter the Fund’s asset allocation, at its discretion. Changes to the Fund’s Underlying Funds or allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss; and (6) in selecting the Underlying Funds in which the Fund invests, the investment adviser could be subject to a potential conflict of interest because the investment adviser is also the investment adviser to most, if not all, of the Underlying Funds and receives advisory fees from such Underlying Funds, which is in addition to the advisory fee received from the Fund. Also, the fee received from an Underlying Fund is typically higher than the advisory fees paid by the Fund.

Stock market risk – the Fund could lose value if the individual stocks in which the Underlying Funds invest or overall stock markets in which such stocks trade go down.

Fixed-income securities risk – investments in fixed-income securities, such as bonds or other investments with debt-like characteristics, subject the Fund to interest rate risk, credit risk and prepayment and call risk, which may affect the value of your investment. Interest rate risk is the risk that the value of fixed-income securities will decline when interest rates rise. Typically, the longer the maturity of a debt security, the more sensitive the debt security’s price will be to interest rate changes. Credit risk is the risk that the issuer of a bond may be unable to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Changes in a bond issuer’s credit rating or the market’s perceptions of an issuer’s creditworthiness may also affect the value of a bond. Prepayment and call risk is the risk that certain fixed-income securities will be paid off by the issuer more quickly than anticipated. If this occurs, the Fund or Underlying Fund may be required to invest the proceeds in securities with lower yields.

Cash position risk – the Fund or Underlying Fund may hold significant positions in cash or money market instruments. A larger amount of such holdings could cause the Fund to miss investment opportunities presented during periods of rising market prices.

Leverage risk – leverage risk is a direct risk of investing in the Fund. Derivatives and other transactions that give rise to leverage may cause the Fund’s performance to be more volatile than if the Fund had not been leveraged. Leveraging also may require that the Fund liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The use of leverage may expose the Fund to losses in excess of the amounts invested or borrowed.

Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.

Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect a Fund’s or an Underlying Fund’s value or prevent the Fund or an Underlying Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that the Fund or an Underlying Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. To meet redemption requests, the Fund or an Underlying Fund may be forced to sell other securities or instruments that are more liquid, but at an unfavorable time and conditions.

Mortgage-backed securities risk – mortgage-backed securities are generally subject to the same types of risk that apply to other fixed-income securities, such as interest rate risk, credit risk, and

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prepayment and call risk. Mortgage-backed securities also are subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment. Through its investments in mortgage-backed securities, the Fund or an Underlying Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, have had in many cases higher default rates than loans that meet government underwriting requirements.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Derivatives risk – futures contracts, which are derivatives, may be volatile and may involve significant risks. The underlying security, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. When used for hedging purposes, changes in the values of futures contracts may not match or fully offset changes in the values of the hedged portfolio securities, thereby failing to achieve the original purpose for using the futures. Futures contracts also may involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Some of these derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. Certain futures contracts held by the Fund may be illiquid, making it difficult to close out an unfavorable position. Derivatives may also be more difficult to purchase, sell or value than other instruments.

Short position risk – the Fund will incur a loss from a short position if the value of the stock index to which a futures contract relates increases after the Fund has entered into the short position. Short positions generally involve a form of leverage, which can exaggerate a Fund’s losses. A Fund that engages in a short futures position may lose more money than the actual cost of the short position and its potential losses may be unlimited. Any gain from a short position will be offset in whole or in part by the transaction costs associated with the short position.

Index fund risk – an Underlying Fund that seeks to match the performance of an index does not use defensive strategies or attempt to reduce its exposure to poor performing securities. Further, correlation between an Underlying Fund’s performance and that of the index may be negatively affected by the Underlying Fund’s expenses, changes in the composition of the index, and the timing of purchase and redemption of Underlying Fund shares.

Nondiversified fund risk – because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of the interests issued by these investments may have a greater impact on the Fund’s value and total return.

If the value of the Fund’s investments goes down, you may lose money.

Performance

Performance information gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance. Performance information is not provided because the Fund did not complete one full calendar year of operations as of the date of the Prospectus.

Portfolio Management

Investment Adviser

Nationwide Fund Advisors (“NFA”)

Subadviser

BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund
Core Sleeve
Thomas R. Hickey Jr.	Head of Asset Strategies, NFA	Since 2013
Benjamin A. Richer	Director, Asset Strategies, NFA	Since 2014
Volatility Overlay
Zlatko Martinic	Director, BlackRock	Since 2013
Laura Peres	Director, BlackRock	Since 2013

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

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